Exhibit 10.4

Execution Version

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED
CREDIT AGREEMENT

This Third Amendment to Third Amended and Restated Credit Agreement (this “Third Amendment”) dated as of May 3, 2024 (the “Third Amendment Effective Date”), is among Sitio Royalties Operating Partnership, LP, a Delaware limited partnership (the “Borrower”), each of the undersigned guarantors (collectively, the “Guarantors” and together with the Borrower, the “Loan Parties”), each of the Lenders (as defined below) party hereto and JPMorgan Chase Bank, N.A., as the Administrative Agent and as the Issuing Bank (as each such term is defined in the Existing Credit Agreement referred to below).

R E C I T A L S

A. The Borrower, the Administrative Agent, the financial institutions party thereto as lenders (the “Lenders”), the Issuing Bank and the other parties thereto are parties to that certain Third Amended and Restated Credit Agreement dated as of February 3, 2023 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; and the Existing Credit Agreement, as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, including by and after giving effect to this Third Amendment, the “Credit Agreement”), pursuant to which the Lenders and the Issuing Bank have agreed to make extensions of credit to the Borrower for the purposes and subject to the terms and conditions set forth therein.

B. The parties hereto are entering into this Third Amendment to, among other things, (i) effectuate the Scheduled Redetermination of the Borrowing Base intended to be effective on or about April 1, 2024 by reaffirming the Borrowing Base at $850,000,000, (ii) amend certain dates applicable to the Scheduled Redetermination of the Borrowing Base and (iii) amend certain other terms of the Existing Credit Agreement as provided for in Section 2 hereof, in each case, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1
Defined Terms. Each capitalized term used herein and not otherwise defined herein has the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Third Amendment refer to sections of the Credit Agreement.
Section 2
Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 4 hereof, the Existing Credit

Agreement is hereby amended effective as of the Third Amendment Effective Date as set forth in this Section 2.
2.1
Additional Definitions. Section 1.02 of the Existing Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Third Amendment” means that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of the Third Amendment Effective Date, by and among the Borrower, the Guarantors party thereto, the Administrative Agent, the Issuing Bank and the Lenders party thereto.

“Third Amendment Effective Date” means May 3, 2024.

2.2
Amendment to Definitions of “Agreement” and “Loan Documents”. Section 1.02 of the Existing Credit Agreement is hereby further amended to amend and restate the following definitions in their respective entireties to read in full as follows:

“Agreement” means this Third Amended and Restated Credit Agreement, including the Annexes, Schedules and Exhibits hereto, as amended by the First Amendment, the Second Amendment and the Third Amendment and as the same may from time to time be further amended, modified, supplemented or restated.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the Fee Letters, any certificate required to be delivered under this Agreement by or on behalf of any Loan Party, and any agreement executed by a Credit Party and any Loan Party which states that it is a “Loan Document” as defined herein.

2.3
Amendment to Section 1.07(b) (Designation and Conversion of Restricted and Unrestricted Subsidiaries). Section 1.07(b)(iii) of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“(iii) such designation shall be deemed to be an Investment in an amount equal to the fair market value of Borrower's direct and indirect ownership interest in such Subsidiary and such designation shall be permitted only to the extent such Investment is permitted under Section 9.05(h) or Section 9.05(i) on the date of such designation (without regard to any future fluctuations in value);”

2.4
Amendment to Section 2.07(a) (Borrowing Base). The first sentence of Section 2.07(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“On the Third Amendment Effective Date, the amount of the Borrowing Base is $850,000,000.”

2.5
Amendment to Section 2.07(b) (Scheduled and Interim Redeterminations). The first sentence of Section 2.07(b) of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“The Borrowing Base shall be redetermined semi-annually in accordance with this Section 2.07 (each such redetermination, a “Scheduled Redetermination”), and, subject to Section 2.07(d), such redetermined Borrowing Base shall become effective and applicable to the Borrower, the Administrative Agent, the Issuing Bank and the Lenders on (i) May 1, 2023, November 1, 2023, April 1, 2024, August 1, 2024 and November 1, 2024 (or, in each case, such date promptly thereafter as reasonably practicable) and (ii) thereafter, commencing April 1, 2025, on April 1st and October 1st of each year (or, in each case, such date promptly thereafter as reasonably practicable).”

2.6
Amendment to Section 2.07(d)(i)(A) (Effectiveness of a Redetermined Borrowing Base). Section 2.07(d)(i)(A) of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“(A) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Sections 8.12(a) and (c) in a timely and complete manner, then on (i) May 1, 2023, November 1, 2023, April 1, 2024, August 1, 2024 and November 1, 2024, as applicable (or, in each case, such date promptly thereafter as reasonably practicable) and (ii) thereafter, commencing April 1, 2025, on the April 1st or October 1st, as applicable, following such notice, or”

2.7
Amendment to Section 8.12(a) (Reserve Reports). Section 8.12(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“On or before March 1st (or in the case of the 2023 calendar year, April 1st) and September 1st (or (i) in the case of the 2023 calendar year, October 1st and (ii) in the case of the 2024 calendar year, July 15th) of each year, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report evaluating the proved Oil and Gas Properties of the Loan Parties as of the immediately preceding January 1st and July 1st, respectively. On or before October 15, 2024, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report evaluating the proved Oil and Gas Properties of the Loan Parties as of the immediately preceding October 1, 2024. The Reserve Report as of January 1 of each year shall be prepared by one or more Approved Petroleum Engineers, and the

July 1 Reserve Report of each year and the October 1, 2024 Reserve Report shall be prepared by one or more Approved Petroleum Engineers or by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate in all material respects and, except as otherwise specified therein, to have been prepared in all material respects in accordance with the procedures used in the immediately preceding January 1 Reserve Report.”

Section 3
Spring 2024 Scheduled Redetermination of Borrowing Base and Aggregate Elected Commitment. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 4 hereof, the Administrative Agent and the Lenders party hereto, constituting at least the Required Lenders, hereby agree that the existing Borrowing Base of $850,000,000 under the Credit Agreement shall be reaffirmed at $850,000,000 effective as of the Third Amendment Effective Date (the “Spring 2024 Scheduled Redetermination”) and continuing until the next Redetermination Date or other adjustment to the Borrowing Base, whichever occurs first pursuant to the Credit Agreement. The Borrower, the Administrative Agent and the Lenders party hereto hereby further agree that (a) the Spring 2024 Scheduled Redetermination provided for herein shall constitute the Scheduled Redetermination of the Borrowing Base scheduled to occur on April 1, 2024 or such date promptly thereafter as reasonably practicable for purposes of Section 2.07(b) of the Existing Credit Agreement and (b) this Third Amendment constitutes the New Borrowing Base Notice with respect to the Spring 2024 Scheduled Redetermination. The Aggregate Elected Commitment shall remain at $850,000,000 as of the Third Amendment Effective Date.
Section 4
Conditions Precedent. The effectiveness of this Third Amendment and the amendments to the Credit Agreement set forth in Section 2 hereof and the reaffirmation of the Borrowing Base set forth in Section 3 hereof is subject to the satisfaction of the following conditions precedent:

4.1 Counterparts. The Administrative Agent shall have received counterparts of this Third Amendment, duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

4.2 Fees and Other Expenses. The Administrative Agent shall have received all fees and other amounts due and payable by the Borrower on or prior to the Third Amendment Effective Date.

4.3 No Default or Borrowing Base Deficiency. Immediately prior to and after giving effect to this Third Amendment and any Borrowing being made on the Third Amendment Effective Date, (a) no Default shall have occurred and be continuing, (b) no Borrowing Base Deficiency shall have occurred and (c) each of the representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (except to the extent any such representations and warranties are (i) limited by materiality or by reference to Material Adverse Effect, in which case, they shall be true and correct in all respects and (ii) expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date) on and as of the Third Amendment Effective Date.

Notwithstanding anything to the contrary set forth in Section 12.02 of the Existing Credit Agreement or otherwise, the Administrative Agent is hereby authorized and directed to declare this Third Amendment to be effective on the date that it receives the foregoing, to the reasonable satisfaction of the Administrative Agent, or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon the Lenders and all other parties to the Existing Credit Agreement, as amended hereby, for all purposes.

Section 5
Miscellaneous.

5.1 Counterparts. This Third Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and all parties need not execute the same counterpart. Delivery of an executed counterpart of a signature page of this Third Amendment by telecopy, emailed .pdf, .tif or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Third Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Third Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

5.2 Severability. Any provision of this Third Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

5.3 Confirmation and Effect. The provisions of the Existing Credit Agreement (as amended by this Third Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Third Amendment, and this Third Amendment shall not constitute a waiver of any provision of the Existing Credit Agreement or any other Loan Document. Each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Existing Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Existing Credit Agreement and/or this Third Amendment shall mean and be a reference to the Existing Credit Agreement as amended hereby.

5.4 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Third Amendment, (b) ratifies and affirms its obligations under the Existing Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party, (c) acknowledges and renews its continued liability under the Existing Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party, (d) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Existing Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and immediately prior to and after giving effect to this Third Amendment, except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (e) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Third Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Third Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (f) represents and warrants to the Lenders and the Administrative Agent that, immediately prior to and after giving effect to this Third Amendment, no Default exists.

5.5 Governing Law. This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the provisions of Section 12.09(b) through (d) of the Existing Credit Agreement, and such provisions shall apply to this Third Amendment mutatis mutandis.

5.6 ENTIRE AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

5.7 Successors and Assigns. The provisions of this Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Credit Agreement.

5.8 Loan Document. This Third Amendment shall constitute a “Loan Document” for all purposes under the other Loan Documents.

[Remainder of this page intentionally left blank. Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers or other authorized signatory thereunto duly authorized, as of the date first written above.

BORROWER: SITIO ROYALTIES OPERATING PARTNERSHIP, LP
By: Sitio Royalties GP, LLC, its general partner

By: /s/ Carrie Osicka

Name: Carrie Osicka

Title: Chief Financial Officer

GUARANTORS:	SITIO PERMIAN, LP By: Sitio Royalties Management, LLC, its general partner
By: /s/ Carrie Osicka Name: Carrie Osicka Title: Chief Financial Officer
SITIO EAGLE FORD, LP By: Sitio Royalties Management, LLC, its general partner
By: /s/ Carrie Osicka Name: Carrie Osicka Title: Chief Financial Officer
SITIO APPALACHIA, LP By: Sitio Royalties Management, LLC, its general partner
By: /s/ Carrie Osicka Name: Carrie Osicka Title: Chief Financial Officer
SITIO ANADARKO, LP

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement – Sitio Royalties Operating Partnership, LP

By: Sitio Royalties Management, LLC, its general partner By: /s/ Carrie Osicka Name: Carrie Osicka Title: Chief Financial Officer

SITIO ROCKIES, LP By: Sitio Royalties Management, LLC, its general partner
By: /s/ Carrie Osicka Name: Carrie Osicka Title: Chief Financial Officer
SITIO ROYALTIES MANAGEMENT HOLDINGS, INC.
By: /s/ Carrie Osicka Name: Carrie Osicka Title: Chief Financial Officer
SITIO ROYALTIES MANAGEMENT, LLC
By: /s/ Carrie Osicka Name: Carrie Osicka Title: Chief Financial Officer

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement – Sitio Royalties Operating Partnership, LP

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent, Issuing Bank and a Lender

By: /s/ Umar Hassan

Name: Umar Hassan

Title: Authorized Officer

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement – Sitio Royalties Operating Partnership, LP

BANK OF AMERICA, N.A.,

as a Lender

By: /s/ Kimberly Miller

Name: Kimberly Miller

Title: Director

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement – Sitio Royalties Operating Partnership, LP

CAPITAL ONE, NATIONAL ASSOCIATION,

as a Lender

By: /s/ David Lee Garza

Name: David Lee Garza

Title: Vice President

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement – Sitio Royalties Operating Partnership, LP

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,

as a Lender

By: /s/ Scott W. Danvers

Name: Scott W. Danvers

Title: Authorized Signatory

By: /s/ Donovan C. Broussard

Name: Donovan C. Broussard

Title: Authorized Signatory

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement – Sitio Royalties Operating Partnership, LP

CITIBANK, N.A.,

as a Lender

By: /s/ Cliff Vaz

Name: Cliff Vaz

Title: Vice President

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement – Sitio Royalties Operating Partnership, LP

KEYBANK NATIONAL ASSOCIATION,

as a Lender

By: /s/ David M. Bornstein

Name: David M. Bornstein

Title: Senior Vice President

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement – Sitio Royalties Operating Partnership, LP

MIZUHO BANK, LTD.,

as a Lender

By: /s/ Edward Sacks

Name: Edward Sacks

Title: Managing Director

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement – Sitio Royalties Operating Partnership, LP

ROYAL BANK OF CANADA,

as a Lender

By: /s/ Kristan Spivey

Name: Kristan Spivey

Title: Authorized Signatory

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement – Sitio Royalties Operating Partnership, LP

TRUIST BANK,

as a Lender

By: /s/ Farhan Iqbal

Name: FARHAN IQBAL

Title: Director

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement – Sitio Royalties Operating Partnership, LP

BARCLAYS BANK PLC,

as a Lender

By: /s/ Sydney G. Dennis

Name: Sydney G. Dennis

Title: Director

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement – Sitio Royalties Operating Partnership, LP

COMERICA BANK,

as a Lender

By: /s/ Isabel Araujo

Name: Isabel Araujo

Title: Assistant Vice President

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement - Sitio Royalties Operating Partnership, LP

GOLDMAN SACHS BANK USA,

as a Lender

By: /s/ Priyankush Goswami

Name: Priyankush Goswami

Title: Authorized Signatory

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement - Sitio Royalties Operating Partnership, LP

TEXAS CAPITAL BANK,

as a Lender

By: /s/ Jared Mills

Name: Jared Mills

Title: Executive Director

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement - Sitio Royalties Operating Partnership, LP

FIRST HORIZON BANK, a Tennessee State Bank, as a Lender

By: /s/ Blake Norris

Name: Blake Norris

Title: Vice President

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement - Sitio Royalties Operating Partnership, LP